UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 21, 2026
Direct Digital Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41261	87-2306185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 West Loop South, Suite 1310 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (832) 402-1051
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	DRCT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 21, 2026, Direct Digital Holdings, Inc. (the “Company”) provided written notice to The Nasdaq Stock Market LLC (“Nasdaq”), in accordance with Nasdaq Listing Rule 5840(j), of the Company’s intention to voluntarily withdraw its Class A common stock, par value $0.001 per share (the “Common Stock”), from listing on The Nasdaq Capital Market and from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file a Form 25, Notification of Removal from Listing and/or Registration, with the U.S. Securities and Exchange Commission (the “SEC”) on or about November 2, 2026. The Company expects that the delisting of the Common Stock will become effective ten days after the filing of the Form 25, on or about November 12, 2026, and that the registration of the Common Stock under Section 12(b) of the Exchange Act will terminate 90 days after the filing of the Form 25, on or about January 31, 2027. Following the effectiveness of the Form 25, the Company intends to file a Form 15 with the SEC to deregister the Company’s securities under Section 12(g) of the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act.

As previously disclosed, on October 1, 2026, the Company received a notice (the “Delist Determination”) from Nasdaq indicating that based on the Company's failure to comply with Nasdaq Listing Rule 5550(b)(1), Nasdaq had determined to delist the Common Stock and trading of the Common Stock on Nasdaq has been suspended since October 5, 2026.

The Common Stock is currently quoted on the OTC Markets’ OTC Pink “Limited Information” tier under its current symbol “DRCT” and is expected to continue to be quoted following the delisting and deregistration. The Company may discuss with broker-dealers the possibility of having its Common Stock quoted on a higher information tier of the OTC Markets, but no decision or arrangements have yet been made in that regard. There can be no assurance that a market for the Common Stock will be maintained on the OTC Markets system, and the Company’s stockholders may find it more difficult to buy or sell their shares.

The determination to withdraw the Common Stock from listing and registration was authorized by the Company’s board of directors (the “Board”) on October 20, 2026. In reaching its determination, the Board considered a number of factors, including: that trading in the Common Stock on Nasdaq has been suspended since October 5, 2026; that the Common Stock is currently quoted on the OTC Markets, as well as its trading volume and price on the OTC Markets; that the Company did not have sufficient grounds on which to appeal the Delist Determination; the likelihood that the Company would be able to meet the listing requirements of Nasdaq or another national securities exchange at this time; that Nasdaq has not yet filed a Form 25 to complete the removal of the Common Stock from listing and registration, and that a voluntary filing by the Company would provide certainty as to the timing of the delisting and deregistration process; the substantial direct and indirect costs of maintaining the registration of the Common Stock and complying with the reporting and related requirements of the Exchange Act; the limited benefits to the Company and its stockholders of continued listing and registration in light of the trading suspension; and the demands that continued compliance places on management’s time and the Company’s resources.

Forward Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of federal securities laws, including the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and which are subject to certain risks, trends and uncertainties. As used below, “we,” “us,” and “our” refer to Direct Digital. We use words such as “could,” “would,” “may,” “might,” “will,” “expect,” “likely,” “believe,” “continue,” “anticipate,” “estimate,” “intend,” “plan,” “prospect,” “project” and other similar expressions to identify forward-looking statements, but not all forward-looking statements include these words. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding the anticipated timing and effects of the Form 25 and Form 15 filings, the delisting and deregistration of the Common Stock, the suspension of the Company’s reporting obligations, and the continued quotation of the Common Stock on the OTC market. All of our forward-looking statements involve estimates and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Our forward-looking statements are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. Although we believe that these forward-looking statements are based on reasonable assumptions, many factors could affect our actual operating and financial performance and cause our performance to differ materially from the performance expressed in or implied by the forward-looking statements, including, but not limited to: the restrictions and covenants imposed upon us by our credit facilities; the substantial doubt about our ability to continue as a going concern, which may hinder our ability to obtain future financing; our ability to secure additional financing to meet our capital needs; our ability to maintain compliance with the listing standards of the Nasdaq Capital Market; our ability to realize the benefits of our strategic shift to focusing on driving digital marketing spend among historical buyers of managed advertising campaigns and new enterprise customers; any significant fluctuations caused by our high customer concentration; risks related to non-payment by our clients; reputational and other harms caused by our failure to detect advertising fraud; operational and performance issues with our platform, whether real or perceived, including a failure to respond to technological changes or to upgrade our technology systems; restrictions on the use of third-party “cookies,” mobile device IDs or other tracking technologies, which could diminish our platform’s effectiveness; unfavorable publicity and negative public perception about our industry, particularly concerns regarding data privacy and security relating to our industry’s technology and practices, and any perceived failure to comply with laws and industry self-regulation; our failure to manage our growth effectively; the difficulty in identifying and integrating any future acquisitions or strategic investments; any changes or developments in legislative, judicial, regulatory or cultural environments related to information collection, use and processing; challenges related to our clients that are destination marketing organizations and that operate as public/private partnerships; any strain on our resources or diversion of our management’s attention as a result of being a public company; the intense competition of the digital advertising industry and our ability to effectively compete against current and future competitors; any significant inadvertent disclosure or breach of confidential and/or personal information we hold, or of the security of our or our customers’, suppliers’ or other partners’ computer systems; as a holding company, we depend on distributions from DDH LLC to pay our taxes, expenses (including payments under the Tax Receivable Agreement) and any amount of any dividends we may pay to the holders of our Common Stock; any failure by us to maintain or implement effective internal controls or to detect fraud; and other factors and assumptions discussed in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other sections of our filings with the SEC that we make from time to time. Should one or more of these risks or uncertainties materialize or should any of these assumptions prove to be incorrect, our actual operating and financial performance may vary in material respects from the performance projected in or implied by these forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and except as required by law, we undertake no obligation to update any forward-looking statement contained in this Current Report on Form 8-K to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 7.01 Regulation FD Disclosure.

In accordance with Rule 12d2-2(c) under the Exchange Act, on October 21, 2026, the Company issued a press release announcing its intention to withdraw the Common Stock from listing and registration and posted notice of that intent on the Company’s website at https://ir.directdigitalholdings.com/press-releases. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information under this Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued on October 21, 2026
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 21, 2026 (Date)	Direct Digital Holdings, Inc. (Registrant)

/s/ DIANA P. DIAZ
Diana P. Diaz Chief Financial Officer